                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                          --------------------------

                                   FORM 8-K


                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event report)          OCTOBER 15,  1997


       The Money Store Business Loan Backed Certificates, Series 1997-I
--------------------------------------------------------------------------------
            (Exact name of regristrant as specified in its charter)


       New Jersey          333-20817           Applied For
       ----------          ---------           -----------

       State or other     (Commission          (IRS Employer
       jurisdiction of   File Number)          ID Number)
       incorporation)

       2840  Morris  Avenue,  Union,  New  Jersey                          07083
       -------------------------------------------------------------------------
       (Address of principal executive officer)


       Registrant's Telephone Number,
       including area code:                                         908-686-2000
                                                                    ------------
                                      n/a
       -------------------------------------------------------------------------
       (Former name or former address, if changed since last report)

       Item 5    Other Events
                 ---------------------------------------

       Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the October 15, 1997 Remittance Date.

                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        THE MONEY STORE INC.
                                        THE MONEY STORE INVESTMENT CORPORATION
                                        THE MONEY STORE COMMERCIAL MORTGAGE INC.
                                        THE MONEY STORE OF NEW YORK INC.


                                        By: \s\ Harry Puglisi
                                        ---------------------------------------
                                          Name:  Harry Puglisi
                                          Title: Treasurer


 Dated:  October 31, 1997

                            SERVICER'S  CERTIFICATE

IN ACCORDANCE WITH SECTION 6.09 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 28, 1997, THE MONEY STORE COMMERCIAL MORTGAGE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES FOR 1997-1 THE OCTOBER 09, 1997 DETERMINATION DATE

1.   AVAILABLE FUNDS                                              $ 1,005,346.36

2.   (A)  AGGREGATE CLASS A CERTIFICATE
          PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH         71,367,625.91

     (B)  AGGREGATE CLASS M CERTIFICATE
          PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH          6,796,916.78

     (C)  AGGREGATE CLASS B CERTIFICATE
          PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH          6,796,916.78

     (D)  AGGREGATE POOL PRINCIPAL BALANCE
          AS REPORTED IN THE PRIOR MONTH                           84,961,459.47

3.   PRINCIPAL PREPAYMENTS RECEIVED DURING THE DUE PERIOD
     (A)  NUMBER OF ACCOUNTS                                                   2

     (B)  DOLLARS                                                     420,426.41

4.   AMOUNT OF CURTAILMENTS RECEIVED DURING THE DUE PERIOD                  0.00

5.   AMOUNT OF ALL EXCESS PAYMENTS AND MONTHLY PAYMENTS IN
     RESPECT OF PRINCIPAL RECEIVED DURING THE DUE PERIOD               71,502.24

6.   AGGREGATE AMOUNT OF INTEREST RECEIVED                            799,156.64

7.   (A)  AMOUNT OF MONTHLY ADVANCE                                         0.00

     (B)  AMOUNT OF COMPENSATING INTEREST                               1,042.58

8.   DELINQUENCY AND FORECLOSURE INFORMATION
               (SEE  EXHIBIT  K)

9.   (A)  AMOUNT OF REALIZED LOSSES INCURRED DURING THE DUE PERIOD          0.00

     (B)  THE ACTUAL LOSS AMOUNT FOR SUCH REMITTANCE DATE                   0.00

10.  (A)  CLASS A INTEREST DISTRIBUTION AMOUNT:
          (i)    ACCRUED INTEREST                                        380,627.40
          (ii)   SHORTFALL, IF ANY, ON A PRECEDING
                  REMITTANCE DATE PLUS INTEREST                                0.00
          (iii)  CLASS A INTEREST DISTRIBUTION AMOUNT ADJUSTMENT            (351.93)
     ADJUSTED CLASS A INTEREST DISTRIBUTION AMOUNT                                           380,275.47
                                                                                             5.03009881
     (B)  CLASS M INTEREST DISTRIBUTION AMOUNT:
          (i)    ACCRUED INTEREST                                         38,799.00
          (ii)   SHORTFALL, IF ANY, ON A PRECEDING
                  REMITTANCE DATE PLUS INTEREST                                0.00
          (iii)  CLASS M INTEREST DISTRIBUTION AMOUNT ADJUSTMENT             (35.80)
     ADJUSTED CLASS M INTEREST DISTRIBUTION AMOUNT                                            38,763.20
                                                                                             5.38377778
     (C)  CLASS B INTEREST DISTRIBUTION AMOUNT:
          (i)    ACCRUED INTEREST                                         40,215.00
          (ii)   SHORTFALL, IF ANY, ON A PRECEDING
                  REMITTANCE DATE PLUS INTEREST                                0.00
          (iii)  CLASS B INTEREST DISTRIBUTION AMOUNT ADJUSTMENT             (37.09)
     ADJUSTED CLASS B INTEREST DISTRIBUTION AMOUNT                                            40,177.91
                                                                                             5.58026528

     (D)  CLASS A PRINCIPAL DISTRIBUTION AMOUNT:
          (i)    ALL PAYMENTS AND OTHER RECOVERIES OF PRINCIPAL          413,220.07
          (ii)   PRINCIPAL PORTION PURCHASED FOR BREACH OF
                  WARRANTY AND RECEIVED BY THE TRUSTEE                         0.00
          (iii)  SUBSTITUTION ADJUSTMENTS                                      0.00
          (iv)   PRINCIPAL BALANCE OF A LIQUIDATED BUSINESS LOAN               0.00
          (v)    AMOUNT RELEASED FROM THE PRE-FUNDING ACCOUNT                  0.00
          (vi)   RECALCULATED PRINCIPAL ADJUSTMENT                             0.00
     TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT                                             413,220.07
                                                                                             5.46587394
     (E)  CLASS M PRINCIPAL DISTRIBUTION AMOUNT:
          (i)    ALL PAYMENTS AND OTHER RECOVERIES OF PRINCIPAL           39,354.29
          (ii)   PRINCIPAL PORTION PURCHASED FOR BREACH OF
                  WARRANTY AND RECEIVED BY THE TRUSTEE                         0.00
          (iii)  SUBSTITUTION ADJUSTMENTS                                      0.00
          (iv)   PRINCIPAL BALANCE OF A LIQUIDATED BUSINESS LOAN               0.00
          (v)    AMOUNT RELEASED FROM THE PRE-FUNDING ACCOUNT                  0.00
          (vi)   RECALCULATED PRINCIPAL ADJUSTMENT                             0.00
     TOTAL CLASS M PRINCIPAL DISTRIBUTION AMOUNT                                              39,354.29
                                                                                             5.46587361
     (F)  CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
          (i)    ALL PAYMENTS AND OTHER RECOVERIES OF PRINCIPAL           39,354.29
          (ii)   PRINCIPAL PORTION PURCHASED FOR BREACH OF
                  WARRANTY AND RECEIVED BY THE TRUSTEE                         0.00
          (iii)  SUBSTITUTION ADJUSTMENTS                                      0.00
          (iv)   PRINCIPAL BALANCE OF A LIQUIDATED BUSINESS LOAN               0.00
          (v)    AMOUNT RELEASED FROM THE PRE-FUNDING ACCOUNT                  0.00
          (vi)   RECALCULATED PRINCIPAL ADJUSTMENT                             0.00
     TOTAL CLASS B PRINCIPAL DISTRIBUTION AMOUNT                                              39,354.29
                                                                                             5.46587361


11.  (A)  AMOUNT AVAILABLE IN THE SPREAD ACCOUNT IN CASH
          AND FROM LIQUIDATION OF PERMITTED INSTRUMENTS                                            0.00

     (B)  AMOUNT TO BE TRANSFERRED FROM SPREAD ACCOUNT TO
          CERTIFICATE ACCOUNT PURSUANT TO SECTION 6.02(b)(i)                                       0.00

     (C)  THE TOTAL AMOUNT OF GUARANTY PAYMENTS                                                    0.00

     (D)  PAYMENTS WITH RESPECT TO ALTERNATE CREDIT ENHANCEMENT                                    0.00


12.  (A)  AGGREGATE CLASS A CERTIFICATE PRINCIPAL BALANCE AFTER
          DISTRIBUTIONS TO BE MADE ON THE REMITTANCE DATE           70,954,405.84
                                                                     938.55034180
     (B)  AGGREGATE CLASS M CERTIFICATE PRINCIPAL BALANCE
          AFTER DISTRIBUTIONS TO BE MADE ON THE REMITTANCE DATE      6,757,562.49
                                                                     938.55034583
     (C)  AGGREGATE CLASS B CERTIFICATE PRINCIPAL BALANCE AFTER
          DISTRIBUTIONS TO BE MADE ON THE REMITTANCE DATE            6,757,562.49
                                                                     938.55034583
     (D)  POOL PRINCIPAL BALANCE AFTER DISTRIBUTIONS
          TO BE MADE ON THE REMITTANCE DATE                         84,469,530.82
                                                                     938.55034244

13.  (A)  EXTRA INTEREST FOR SUCH REMITTANCE DATE                      255,450.90

     (B)  EXTRA INTEREST TO BE DISTRIBUTED TO                                0.00
          CERTIFICATEHOLDERS

     (C)  SPREAD ACCOUNT EXCESS (payable to Spread Account              49,953.06
          Depositor)

     (D)  SPREAD ACCOUNT BALANCE                                             0.00

     (E)  SPECIFIED SPREAD ACCOUNT REQUIREMENT                               0.00

14.  (A)  WEIGHTED AVERAGE MATURITY                                       283.544

     (B)  WEIGHTED AVERAGE BUSINESS LOAN INTEREST RATE                     10.553%

15.  (A)  SERVICING FEES FOR THE  RELATED DUE PERIOD                    30,288.03

     (B)  DEFERRED SERVICING FEES PAID TO SERVICER THIS PERIOD               0.00

     (C)  AMOUNTS TO BE DEPOSITED TO THE EXPENSE ACCOUNT                 4,248.07

16.  AMOUNT OF REIMBURSEMENTS PURSUANT TO:
     (A)  SECTION 5.04 (b)                                                   0.00

     (B)  SECTION 5.04 (c)                                                   0.00

     (C)  SECTION 5.04 (d)(ii)                                           3,860.20

     (D)  SECTION 5.04 (e)                                                   0.00

     (E)  SECTION 5.04 (f)                                              24,058.07

17.  (A)  CLASS A REMITTANCE RATE FOR                                       6.400%
 SUCH REMITTANCE DATE

     (B)  CLASS M REMITTANCE RATE FOR SUCH REMITTANCE DATE                  6.850%

     (C)  CLASS B REMITTANCE RATE FOR SUCH REMITTANCE DATE                  7.100%

18.  (A)  CUMULATIVE ACTUAL LOSS AMOUNT FOR SUCH REMITTANCE DATE             0.00

     (B)  CUMULATIVE REALIZED LOSSES FOR SUCH REMITTANCE DATE                0.00

19.  (A)  CLASS B SHORTFALL AMOUNT FOR SUCH REMITTANCE DATE                  0.00

20.  (A)  AGGREGATE PRINCIPAL BALANCE OF THE SUBSEQUENT MORTGAGE
          LOANS PURCHASED DURING THE PRIOR DUE PERIOD                        0.00

     (B)  AMOUNT ON DEPOSIT IN THE PRE-FUNDING ACCOUNT AS OF THE
          END OF SUCH DUE PERIOD                                             0.00

21.  OTHER INFORMATION AS REQUESTED

I, Harry Puglisi, Treasurer, represent that The Money Store Commercial Mortgage Inc. complied with section 6.09 of the Pooling and Servicing Agreement dated February 28, 1997 pertaining to Series 1997 - 1 in preparing the accompanying Servicer's Certificate.

THE MONEY STORE COMMERCIAL MORTGAGE INC.


             By: /s/ Harry Puglisi
             -----------------------------------------------
                 HARRY PUGLISI
                 TREASURER